Dreyfus Premier

California Municipal

Bond Fund

SEMIANNUAL REPORT July 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                 Dreyfus Premier California Municipal Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier California Municipal Bond Fund, covering the six-month period from February 1, 2000 through July 31, 2000. Inside you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's
portfolio    manager,    Joseph    Darcy.

The U.S. economy grew strongly over the past six months in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might reemerge caused the Federal Reserve Board to raise short-term interest rates three times during the reporting period.

Higher interest rates would normally lead to lower municipal bond prices. However, supply-and-demand factors unique to the municipal bond market helped constrain price erosion over the six-month period. Because of robust economic growth, most municipalities had little need to borrow during the reporting period, creating a reduced supply of new issues while demand from individual investors strengthened. Despite several short-term rallies, municipal bond averages remained relatively unchanged overall for the reporting period.

We appreciate your confidence over the past six months and we look forward to your continued participation in Dreyfus Premier California Municipal Bond Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

August 15, 2000




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus Premier California Municipal Bond Fund perform during the period?

For the six-month period ended July 31, 2000, the fund produced a total return of 8.15% for Class A shares, 7.88% for Class B shares and 7.72% for Class C shares.(1) In comparison, the fund' s peer group, as measured by the Lipper California Municipal Debt Funds category average, achieved a 7.48% total return for the same period.(2)

We attribute the fund' s strong performance to signs of an economic slowdown, which have generally caused the municipal bond market to rally, and supply-and-demand factors, which have generally caused prices of California bonds to rise over the past six months.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal and California income taxes as is consistent with the preservation of capital. To achieve this objective, we employ two primary strategies. First, we attempt to add value by evaluating interest-rate trends and supply-and-demand factors. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, the creditworthiness of its issuer,
and    any    provisions    for    early    redemption.

Second, we actively manage the portfolio's average duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely,
if    we    expect    demand    for     The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration of about eight years, which is consistent with our peer group.

What other factors influenced the fund's performance?

The fund was positively influenced over the past six months by favorable economic and market conditions. When the reporting period began on February 1, 2000, the U.S. economy was growing strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed" ) raised short-term interest rates three times during the reporting period. Fewer housing starts, moderating growth and little change in the core inflation rate may suggest that the Fed's restrictive monetary policies could be near an end. As a result, the municipal bond market generally has rallied over the past few months.

In addition, the effects of higher interest rates generally were offset by continuing strength in the U.S. and California economies, which helped keep municipal bond yields relatively low compared to taxable bonds for much of the reporting period. California has enjoyed higher tax revenues so far in 2000, curtailing the state's need to borrow and resulting in a sharply reduced supply of securities compared to the same period in 1999. At the same time, demand for municipal bonds has been very strong from individuals -- especially within the high-tech community -- seeking to protect wealth created by the strong economy and rising stock market. When demand rises and supply falls, prices of existing
bonds    tend    to    move    higher.

What is the fund's current strategy?

Our primary strategy has been to maintain the fund's average duration -- a measure of sensitivity to changing interest rates -- in the 10-year range, which is slightly longer than the average for our peer group. Bonds in this range have
been    in    strong    demand    among    individual

investors seeking to avoid taxes on new wealth created in California's strong economy. At the same time, the issuance of new bonds in this range fell sharply during the six-month period, putting upward pressure on prices.

In addition, we have continued to focus on bonds that appeal to both individual and institutional investors. Because the differences in yields between high quality and lower quality securities have widened recently, municipal bonds with strong credit ratings have performed better than lower rated bonds. However, in our opinion, currently high yields among lower rated bonds may create attractive buying opportunities. In our view, California' s robust economy and budget surpluses may reduce the risks of investing in carefully selected lower rated bonds, and we are therefore considering increasing our holdings in this area. Of course, portfolio composition is subject to change at any time as we continue to closely monitor California's fiscal health.

August 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH JANUARY 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2)   SOURCE: LIPPER INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

July 31, 2000 (Unaudited)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS--96.3%                                                       Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--89.7%

Abag Finance Authority For Nonprofit Corporations,

   MFHR (Central Park Apartments) 5.50%, 7/1/2019                                             1,010,000                 983,326

Alameda Corridor Transportation Authority, Transit Revenue

   4.75%, 10/1/2025 (Insured; MBIA)                                                           2,000,000               1,770,660

California:

   6.125%, 10/1/2011 (Insured; FGIC)                                                          2,875,000               3,239,579

   4.75%, 2/1/2020                                                                            3,000,000               2,711,310

California Educational Facilities Authority, College and University

  Revenue:

      (Claremont University Center) 5.25%, 3/1/2018                                           3,070,000               3,012,867

      (Stanford University) 5.125%, 1/1/2031                                                  1,055,000                 991,647

California Health Facilities Financing Authority, Revenue

   (Cedars-Sinai Medical Center) 6.25%, 12/1/2034                                             5,210,000               5,343,376

California Housing Finance Agency, Home Mortgage Revenue:

   6.15%, 8/1/2016                                                                            3,000,000               3,037,770

   6.70%, 8/1/2025                                                                            1,195,000               1,222,724

   7.60%, 8/1/2030                                                                              590,000                 601,800

California Public Works Board, LR

   (Secretary of State) 6.50%, 12/1/2008 (Insured; AMBAC)                                     1,400,000               1,598,436

California Statewide Communities Development Authority, LR

  (United Airlines Inc.):

      5.70%, 10/1/2033 (Guaranteed; United Airlines Inc.)                                     5,000,000               4,495,150

      5.625%, 10/1/2034 (Guaranteed; United Airlines Inc.)                                    7,000,000               6,215,020

Capistrano Unified School District (Unified School Facilities

  Improvement District Number 1)

   6%, 8/1/2024 (Insured; FGIC)                                                               2,075,000               2,185,182

Contra Costa County Public Finance Authority, Tax Allocation

  Revenue (Pleasant Hill BART, North Richmond, Bay Point,

  Oakley and Rodeo Redevelopment Project Areas)

   5.125%, 8/1/2019                                                                           1,750,000               1,587,932

Contra Costa County Water District, Water Revenue

   6%, 10/1/2011 (Insured; MBIA)                                                              1,475,000               1,570,123

Delano, COP ( Delano Regional Medical Center)

   5.25%, 1/1/2018                                                                            3,500,000               2,823,940

East Bay Municipal Utility District, Water System Revenue

   5.25%, 6/1/2017                                                                            1,260,000               1,248,106

Escondido Improvement Board 5.70%, 9/2/2026                                                     995,000                 920,992

Fontana, Special Tax (Senior Community Facilities District

   Number 2) 5.25%, 9/1/2017 (Insured; MBIA)                                                  3,910,000               3,864,214



                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Fontana Public Financing Authority, Tax Allocation Revenue

   (North Fontana Redevelopment Project) 7.25%, 9/1/2020                                      4,250,000                4,338,017

High Desert Memorial Health Care District, Revenue

   5.40%, 10/1/2011                                                                           2,500,000                2,251,625

Los Angeles Department of Water and Power, Waterworks

   Revenue 5%, 10/15/2015 (Insured; MBIA)                                                     1,245,000                1,223,449

Madera County, COP (Valley Children's Hospital):

   6.50%, 3/15/2008 (Insured; MBIA)                                                           3,165,000                3,568,348

   6.50%, 3/15/2009 (Insured; MBIA)                                                           3,370,000                3,822,591

Metropolitan Water District of Southern California, Waterworks

   Revenue 4.75%, 7/1/2022                                                                    7,925,000                7,057,371

Napa County Flood Protection and Watershed Improvement

   Authority 5%, 6/15/2018 (Insured; FGIC)                                                    5,000,000                4,780,500

Natamos Unified School District

   5.95%, 9/1/2021 (Insured; MBIA)                                                            2,500,000                2,673,325

Nevada County, COP (Western Nevada Co. Solid Waste-

   McCourtney Road Landfill) 7.50%, 6/1/2021                                                  2,200,000                2,205,082

Northern California Power Agency, Public Power Revenue

  (Hydroelectric Project No. 1)

   6.30%, 7/1/2018 (Insured; MBIA)                                                            6,000,000                6,729,240

Pasadena Unified School District

   5.125%, 7/1/2015 (Insured; FGIC)                                                           1,500,000                1,498,380

Riverside County, SFMR 7.80%, 5/1/2021                                                        1,250,000                1,578,488

San Diego County, COP (Burnham Institute)

   6.25%, 9/1/2029                                                                            2,800,000                2,814,252

San Diego Unified School District

   Zero Coupon, 7/1/2017 (Insured; FGIC)                                                      2,325,000                  911,144

San Joaquin Hills Transportation Corridor Agency, Toll

   Road Revenue 5.50%, 1/15/2028                                                              6,600,000                6,022,236

San Marino Unified School District 5.25%, 7/1/2013                                            1,160,000                1,204,672

San Mateo County Transportation District, Sales Tax Revenue

   5%, 6/1/2019 (Insured; FSA)                                                                5,555,000                5,259,418

Santa Monica-Malibu Unified School District

   5.25%, 8/1/2018                                                                            4,325,000                4,327,509

Vista, MFHR (Vista Hacienda Project) 6.95%, 4/1/2017                                          3,000,000                3,103,170

West Covina Redevelopment Agency, Community Facilities

   District Special Tax 6%, 9/1/2022                                                          3,000,000                3,156,690

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited)(CONTINUED)

                                                                                             Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED--6.6%

Puerto Rico Commonwealth Highway and Transportation

   Authority, Revenue 5.50%, 7/1/2013 (Insured; MBIA)                                         4,750,000                4,980,707

Virgin Islands Public Finance Authority, Revenue

   7.30%, 10/1/2018                                                                           3,100,000                3,724,743

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $128,134,656)                                                                                               126,655,111
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENT--1.5%
------------------------------------------------------------------------------------------------------------------------------------

California Pollution Control Finance Authority, PCR,

  VRDN (Pacific Gas and Electric)

  4.25% (LOC; KBC Bank N.V.)

   (cost $2,000,000)                                                                          2,000,000  (a)           2,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $130,134,656)                                                             97.8%              128,655,111

CASH AND RECEIVABLES (NET)                                                                         2.2%                2,957,620

NET ASSETS                                                                                       100.0%              131,612,731


Summary of Abbreviations

AMBAC                     American Municipal Bond

                             Assurance Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty Insurance

                             Company

FSA                       Financial Security Assurance

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors

                             Assurance Insurance

                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

SFMR                      Single Family Mortgage Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              48.0

AA                               Aa                              AA                                               16.9

A                                A                               A                                                 7.4

BBB                              Baa                             BBB                                              22.0

BB                               Ba                              BB                                                1.7

F1                               Mig1                            SP1                                               1.5

Not Rated (b)                    Not Rated (b)                   Not Rated (b)                                     2.5


                                                                                                                 100.0

(A) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE-SUBJECT TO PERIODIC CHANGE.

(B)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

July 31, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           130,134,656   128,655,111

Cash                                                                    880,472

Interest receivable                                                   2,020,392

Receivable for shares of Beneficial Interest subscribed                 223,306

Prepaid expenses                                                         10,934

                                                                    131,790,215
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            92,220

Payable for shares of Beneficial Interest redeemed                       37,725

Accrued expenses and other liabilities                                   47,539

                                                                        177,484
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      131,612,731
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     135,993,690

Accumulated net realized gain (loss) on investments                 (2,901,414)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                            (1,479,545)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      131,612,731

NET ASSET VALUE PER SHARE

                                                                              Class A               Class B                Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            118,797,882             11,290,257              1,524,592

Shares Outstanding                                                         10,109,998                960,428                129,273
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   11.75                  11.76                  11.79

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended July 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,744,771

EXPENSES:

Management fee--Note 3(a)                                              352,308

Shareholder servicing costs--Note 3(c)                                 201,465

Distribution fees--Note 3(b)                                            35,482

Professional fees                                                       27,226

Trustees' fees and expenses--Note 3(d)                                  19,623

Registration fees                                                       12,221

Custodian fees                                                           6,506

Prospectus and shareholders' reports                                     6,021

Loan commitment fees--Note 2                                               491

Miscellaneous                                                            9,648

TOTAL EXPENSES                                                         670,991

Less--reduction in management fee due to
  undertaking--Note 3(a)                                              (15,062)

NET EXPENSES                                                           655,929

INVESTMENT INCOME--NET                                               3,088,842
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (1,008,929)

Net unrealized appreciation (depreciation) on investments            8,044,300

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               7,035,371

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                10,124,213

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                            July 31, 2000          Year Ended

                                              (Unaudited)    January 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,088,842           6,656,376

Net realized gain (loss) on investments       (1,008,929)          (1,900,088)

Net unrealized appreciation (depreciation) on
investments                                     8,044,300         (18,015,099)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   10,124,213         (13,258,811)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (2,795,724)          (5,916,290)

Class B shares                                  (263,711)            (695,413)

Class C shares                                   (29,407)             (44,673)

Net realized gain on investments:

Class A shares                                          -            (726,609)

Class B shares                                          -             (96,299)

Class C shares                                          -              (6,133)

TOTAL DIVIDENDS                               (3,088,842)          (7,485,417)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  9,850,523          20,863,512

Class B shares                                  1,368,621           3,409,370

Class C shares                                    469,308             261,094

Dividends reinvested:

Class A shares                                  1,396,683           3,309,614

Class B shares                                    149,413             479,682

Class C shares                                      8,886              24,267

Cost of shares redeemed:

Class A shares                               (14,668,506)         (34,935,821)

Class B shares                                (4,411,190)         (11,767,653)

Class C shares                                  (199,616)            (187,714)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS      (6,035,878)         (18,543,649)

TOTAL INCREASE (DECREASE) IN NET ASSETS          999,493          (39,287,877)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           130,613,238          169,901,115

END OF PERIOD                                 131,612,731          130,613,238

SEE NOTES TO FINANCIAL STATEMENTS.



                                         Six Months Ended

                                            July 31, 2000          Year Ended

                                              (Unaudited)    January 31, 2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       856,519           1,742,064

Shares issued for dividends reinvested            121,633             277,244

Shares redeemed                               (1,284,082)          (2,936,467)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (305,930)            (917,159)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       119,252             286,524

Shares issued for dividends reinvested             13,013              39,981

Shares redeemed                                 (385,810)            (974,196)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (253,545)            (647,691)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        41,401              21,843

Shares issued for dividends reinvested                770               1,985

Shares redeemed                                   (17,561)            (15,619)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      24,610               8,209

(A) DURING THE PERIOD ENDED JULY 31, 2000, 175,781 CLASS B SHARES REPRESENTING $2,027,686 WERE AUTOMATICALLY CONVERTED TO 175,905 CLASS A SHARES AND DURING THE PERIOD ENDED JANUARY 31, 2000, 682,104 CLASS B SHARES REPRESENTING $8,281,050 WERE AUTOMATICALLY CONVERTED TO 682,636 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended

                                             July 31, 2000                                  Year Ended January 31,
                                                                    ----------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)         2000         1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning
   of period                                         11.13         12.78        13.00         12.58          12.97         12.24

Investment Operations:

Investment income--net                                 .28           .54          .56           .60            .65           .67

Net realized and unrealized
   gain (loss) on investments                          .62         (1.59)         .12           .53           (.24)         1.02

Total from Investment Operations                       .90         (1.05)         .68          1.13            .41          1.69

Distributions:

Dividends from investment
   income--net                                       (.28)         (.54)         (.56)          (.61)         (.64)         (.67)

Dividends from net realized
   gain on investments                                  --         (.06)         (.34)          (.10)         (.16)         (.29)

Total Distributions                                  (.28)         (.60)         (.90)          (.71)         (.80)         (.96)

Net asset value, end of period                       11.75        11.13         12.78          13.00         12.58         12.97
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                               16.34(b)        (8.42)         5.39           9.27          3.31         14.15
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                       .97(b)          .95           .94            .95           .92           .93

Ratio of net investment income
   to average net assets                           4.86(b)         4.47          4.36           4.71          5.18          5.22

Decrease reflected in above
   expense ratios due to
   undertakings by The
   Dreyfus Corporation                              .02(b)          --            --            --             --            --

Portfolio Turnover Rate                            2.36(c)        54.74        101.36         103.75          39.76         92.42
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                     118,798      115,926       144,855        152,416        163,030       185,187

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                          Six Months Ended

                                             July 31, 2000                                   Year Ended January 31,
                                                                    ----------------------------------------------------------------

CLASS B SHARES                                  (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning
   of period                                         11.14         12.79         13.01         12.59          12.98         12.25

Investment Operations:

Investment income--net                                 .25           .47           .50           .53            .59           .60

Net realized and unrealized
   gain (loss) on investments                          .62         (1.59)          .12           .53           (.25)         1.02

Total from Investment Operations                       .87         (1.12)          .62          1.06            .34          1.62

Distributions:

Dividends from investment
   income--net                                       (.25)         (.47)         (.50)          (.54)         (.57)         (.60)

Dividends from net realized
   gain on investments                                  --         (.06)         (.34)          (.10)         (.16)         (.29)

Total Distributions                                  (.25)         (.53)         (.84)          (.64)         (.73)         (.89)

Net asset value, end of period                       11.76        11.14         12.79          13.01         12.59         12.98
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                               15.80(b)        (8.89)          4.86           8.69          2.79         13.55
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                      1.46(b)          1.46          1.45           1.46          1.44          1.45

Ratio of net investment income
   to average net assets                           4.37(b)          3.92          3.85           4.18          4.66          4.69

Decrease reflected in above
   expense ratios due to
   undertakings by The
   Dreyfus Corporation                              .04(b)            --            --            --             --            --

Portfolio Turnover Rate                            2.36(c)         54.74        101.36         103.75         39.76         92.42
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                      11,290        13,518        23,810         24,942        20,341        21,530

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended

                                             July 31, 2000                                   Year Ended January 31,
                                                                    ----------------------------------------------------------------

CLASS C SHARES                                  (Unaudited)         2000         1999          1998           1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning
   of period                                         11.17         12.82        13.04         12.61          12.98         12.98

Investment Operations:

Investment income--net                                 .24           .45          .47           .50            .54           .37

Net realized and unrealized gain (loss)
   on investments                                      .62         (1.59)         .12           .53           (.21)          .29

Total from Investment Operations                       .86         (1.14)         .59          1.03            .33           .66

Distributions:

Dividends from investment
   income--net                                       (.24)         (.45)         (.47)          (.50)         (.54)         (.37)

Dividends from net realized
   gain on investments                                  --         (.06)         (.34)          (.10)         (.16)         (.29)

Total Distributions                                  (.24)         (.51)         (.81)          (.60)         (.70)         (.66)

Net asset value, end of period                       11.79        11.17         12.82          13.04         12.61         12.98
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                               15.48(c)       (9.07)          4.63           8.42          2.67        7.90(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                      1.69(c)        1.70           1.67          1.68           1.77       4.42(c)

Ratio of net investment income
   to average net assets                           4.09(c)        3.73           3.68          3.92           4.33       4.31(c)

Decrease reflected in above
   expense ratios due to
   undertakings by The
   Dreyfus Corporation                              .04(c)         --             --            --             --            --

Portfolio Turnover Rate                            2.36(d)       54.74         101.36        103.75          39.76        92.42
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                       1,525       1,169          1,236         1,135          1,029            1

A   FROM JUNE 2, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO JANUARY 31, 1996.

B   EXCLUSIVE OF SALES CHARGE.

C   ANNUALIZED.

D   NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier California Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal and State of California personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Funds Sevices, Inc. was the distributor.The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the
Board    of    Trustees.    Investments    for    which     The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $771 during the period ended July 31, 2000, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.


(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $885,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to January 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended July 31, 2000, the fund did not borrow under the Facility.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from February 1, 2000 through January 31, 2001, to reduce the management fee paid by the fund to the extent that the fund's aggregate annual expenses, exclusive of Rule 12b-1 Distribution Plan fees, taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of .97 of 1% of the value of the fund' s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $15,062 during the period ended July 31, 2000.

DSC retained $391 during the period ended July 31, 2000, from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended July 31, 2000, Class B and Class C shares were charged $30,101 and $5,381, respectively, pursuant to the Plan, of which $24,953 and $4,585 for Class B and Class C shares, respectively, were paid to DSC.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2000, Class A, Class B and Class C
shares    were

charged $143,296, $15,051 and $1,793, respectively, pursuant to the Shareholder Services Plan, of which $120,332, $12,476 and $1,528 for Class A, Class B and Class C shares, respectively, were paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended July 31, 2000, the fund was charged $26,953 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member
achieves    emeritus    status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended July 31, 2000, amounted to $2,933,352 and $5,202,504, respectively.

At  July  31,  2000,  accumulated net unrealized depreciation on investments was
$1,479,545,   consisting   of   $3,400,353  gross  unrealized  appreciation  and
$4,879,898 gross unrealized depreciation.

At July 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier California Municipal Bond Fund

                        200 Park Avenue

                        New York, NY 10166

                          Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                          Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                          Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                          Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   023SA007